United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2021

Midland States Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of shareholders (the “Annual Meeting”) of Midland States Bancorp, Inc. (the “Company”) was held on May 3, 2021. There were a total of 22,536,231 shares of common stock outstanding as of the record date for the Annual Meeting, of which 17,097,880 were present in person or by proxy at the meeting, representing 75.9% of the outstanding shares eligible to vote.

Proposal 1:

A proposal to elect four nominees to serve as Class II directors, each for a term expiring at the 2024 annual meeting of shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
Nominees	Voted For	Voted Against	Abstentions	Broker Non-Votes
Jeffrey G. Ludwig	11,727,530	3,953,924	2,143	1,414,283
Deborah A. Golden	11,436,826	4,229,487	4,825	1,414,283
Dwight A. Miller	11,707,119	3,958,582	5,437	1,414,283
Robert F. Schultz	11,713,415	3,968,239	1,943	1,414,283

Proposal 2:

A proposal to approve, on a nonbinding, advisory basis, the compensation of certain of the Company’s executive officers disclosed in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commissions on March 22, 2021, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval of compensation of executive officers	14,947,845	684,793	50,958	1,414,283

Proposal 3:

A proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Ratification of appointment of Crowe LLP	16,728,632	316,460	52,787	—

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2021	Midland States Bancorp, Inc.

By:	/s/ Douglas J. Tucker
Name:	Douglas J. Tucker
Title:	Senior Vice President and Corporate Counsel